SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):   June 24, 1998
                                   -----------------

     California Infrastructure and Economic Development Bank
                  Special Purpose Trust SDG&E-1
            Rate Reduction Certificates, Series 1997-1

                          SDG&E FUNDING LLC
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       (Exact name of registrant as specified in its charter)


DELAWARE                     333-30761                   95-1184800
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(State of incorporation      (Commission           (I.R.S. Employer
or organization)             File Number)        Identification No.


101 ASH STREET, ROOM 111, SAN DIEGO, CALIFORNIA              92101
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(Address of principal executive offices)                 (Zip Code)


                                                     (619) 696-2328
Registrant's telephone number, including area code-----------------


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   (Former name or former address, if changed since last report.)

                                   FORM 8-K

Item 1.  Changes in Control

Sempra Energy, on June 26, 1998, acquired all of the outstanding voting securities of Enova Corporation, of which SDG&E Funding
LLC's parent, San Diego Gas & Electric Company, is a subsidiary.

The acquisition was effected in connection with a business combination of Enova Corporation and Pacific Enterprises (the corporate parent of Southern California Gas Company) effected as a tax-free reorganization and accounted for as a pooling of interests for financial reporting purposes. Sempra Energy was formed to serve as a holding company for the two corporations in connection with the combination and has not conducted any business activities other than those incidental to the combination.

Enova Corporation owns all of the 116,583,358 outstanding shares of San Diego Gas & Electric Company Common Stock. The shares owned by Enova Corporation represent 98% of the votes related to the outstanding voting shares of San Diego Gas & Electric Company. San Diego Gas & Electric Company owns all of the equity securities of SDG&E Funding LLC.

The Board of Directors of Sempra Energy consists of sixteen members, eight of whom are and were at the time of business combination directors of Enova Corporation (including six directors of San Diego Gas & Electric Company) and eight of whom are and were at the time of the business combination directors of Pacific
Enterprises (including seven of the eight directors of Southern
California Gas Company).

Upon the completion of the business combination, the authorized number of directors of San Diego Gas & Electric Company was increased to thirteen and seven additional directors were elected, including Warren I. Mitchell (Chairman and President of Southern California Gas Company), who was elected Chairman of the Board. Each of the other six additional directors (Hyla H. Bertea, Herbert
L. Carter, Wilford D. Godbold, Jr., Ignacio E. Lozano, Jr., Richard J. Stegemeier and Diana L. Walker) is also a director of Pacific Enterprises. All of the directors of San Diego Gas & Electric Company (other than Mr. Mitchell) are also directors of Sempra Energy and none (other than Mr. Mitchell) is an officer or other employee of Sempra Energy or any of its subsidiaries.

It is contemplated that the authorized number of directors of San Diego Gas & Electric Company will be further increased to fifteen directors upon shareholder approval of a requisite bylaw amendment and that two additional directors of Sempra Energy (Robert H. Goldsmith, who is also a director of Enova Corporation, and William
G. Ouchi, who is also a director of Pacific Enterprises) will be elected as directors of San Diego Gas & Electric Company. Upon such election the Board of Directors of San Diego Gas & Electric Company would consist of fourteen of the sixteen directors of Sempra Energy (including all of the directors who are not officers or other employees of Sempra Energy or its subsidiaries) and Mr. Mitchell.

None of the above-mentioned people are members of Registrant's
Board of Directors and its membership is unchanged.


Item 5.	Other Events.
As previously discussed under the caption "RECENT DEVELOPMENTS_ VOTER INITIATIVE" in the Prospectus Supplement dated December 4, 1997 (the "Prospectus") for the California Infrastructure and Economic Development Bank Special Purpose Trust SDG&E-1, Rate Reduction Certificates, Series 1997-1 (the "Certificates"), certain California groups had previously submitted to the California State Attorney General a proposed ballot initiative (the "Voter Initiative") relating to the Certificates, which were issued in December 1997.
In May 1998, the sponsors of the Voter Initiative commenced filing of the Voter Initiative with various county election officials. On June 24, 1998, the California Secretary of State officially certified the Voter Initiative (Proposed Initiative No. SA 97 RF
0064) for the November 3, 1998 statewide election, based on the required submission of petitions containing a sufficient number of valid signatures.
The Voter Initiative seeks to amend or repeal Assembly Bill 1890, Chapter 854, California Statutes of 1996 (as amended, the "Statute") in various respects, including requiring utilities to provide a 10% reduction in electricity rates charged to residential and small commercial customers in addition to the 10% rate reduction that was effect as of January 1, 1998. Among other things, the Voter Initiative would prohibit a utility from collecting the separate nonbypassable charges payable by residential and small commercial customers (the "FTA Charges") for the payment of rate reduction bonds, such as the Certificates, or if such a prohibition were found to be unenforceable by a court of competent jurisdiction, require the utility to offset any such FTA Charge by crediting back to the customer the amount of such charge. In addition, the Voter Initiative states that "any underwriter or bond purchaser who purchases rate reduction bonds after November 15, 1997. . . shall be deemed to have notice of the [Voter Initiative]."
On May 22, 1998, a group known as "Californians for Affordable and Reliable Electric Services" ("CARES") filed a petition in the Third District Court of Appeal (Californians for Affordable and Reliable Electric Service v. Bill Jones, et al.) to invalidate the Voter Initiative on the grounds that it represents an unconstitutional impairment of contract rights, and that it is an unconstitutional attempt to implement actions by statute that only can be done through a state constitutional amendment. Members of CARES include the California State Chamber of Commerce, the state's investor-owned utilities (including San Diego Gas & Electric Company), and a wide range of business, environmental and consumer groups. On July 2, the Third District Court of Appeal issued a one-sentence order refusing to grant review of the CARES petition. Such ruling did not represent a ruling on the merits of the arguments presented.
On July 6, CARES filed a petition in the California Supreme Court seeking to overturn the Third District Court of Appeal's denial.
No assurance can be given as to whether the Voter Initiative will be excluded form the November 1998 ballot.

As stated in the Prospectus Supplement under the caption "RECENT DEVELOPMENTS - VOTER INITIATIVE," and in the Prospectus dated December 4, 1997 for the Certificates under the caption "RISK FACTORS - Unusual Nature of the Transition Property - Possible State Amendment or Repeal of the Statute and Related Litigation," in connection with the issuance of the Certificates Brown & Wood LLP provided an opinion that, under applicable United States and State of California constitutional principles relating to the impairment of contracts, the State of California could not repeal or amend the Statute (by way of legislative process or California voter initiative) if such repeal or amendment would substantially impair the rights of the Certificateholders, absent a demonstration by the State of California of a "great public calamity" that justifies a contractual impairment. There have been numerous cases in which legislative or popular concerns with the burden of taxation or government charges have led to adoption of legislation reducing or eliminating taxes or charges which supported bonds or other contractual obligations entered into by public instrumentalities. However, such concerns have not been considered by the courts to provide sufficient justification for a substantial impairment of the security for such bonds or obligations provided by the taxes or governmental charges involved. Brown & Wood LLP opined further in connection with the issuance of the Certificates that knowledge of the pendency of a proposed voter initiative by prospective Certificateholders should not diminish the protection afforded by the contracts clause of the United States Constitution (and, by analogy, the Constitution of the State of California).
The opinions of Brown & Wood LLP were based upon analogous case law; none of such cases addresses these particular circumstances directly. The opinions of Brown & Wood LLP have not been reissued since the Certificates were issued and do not constitute a guarantee of the outcome of any particular litigation.
The qualification of the Voter Initiative for the November 1998 ballot could have a material adverse effect on the secondary market for the Certificates, including the price and liquidity thereof. The refusal of the Third District Court of Appeal to grant review of the CARES petition could have a further material adverse effect on the secondary market for the Certificates, including the price and liquidity thereof. If the Voter Initiative is voted into law and is not immediately overturned or is not stayed pending judicial review of its merits, the collection of charges necessary to pay the Certificates while the litigation is pending could be precluded, which would adversely affect the Certificates, the secondary market for the Certificates, including the pricing and liquidity thereof, the dates of maturity thereof, and accordingly the weighted average lives thereof. In addition, if the Voter Initiative were to be voted into law and be upheld by the courts, it could have a further material adverse effect on the Certificates, the secondary market for the Certificates, including the pricing and liquidity thereof, the dates of maturity thereof, and the weighted average lives thereof, and the holders of the Certificates could incur a loss on their investment.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

         2.1 Agreement and Plan of Merger and Reorganization dated as of October 12, 1996 and as amended January 13, 1997 among Enova Corporation, Pacific Enterprises, Sempra Energy (then named Mineral Energy Company), G Mineral Energy Sub and B Mineral Energy Sub (filed as Annex A to the Joint Proxy Statement/Prospectus dated February 7, 1997 included in the Registration Statement on Form S-4 (Registration Statement No. 333-21229) of Sempra Energy (then named Mineral Energy Company) and incorporated hereby by reference).

         23.1 Consent of Brown & Wood LLP (incorporated by reference to Exhibits 99.7 and 99.8 to Amendment No. 4 to the Registration Statement on Form S-3 of SDG&E Funding LLC No. 333-30761)
         99.1  Proposed Initiative (No. SA 97 RF 0064)
         99.2 Opinions of Brown & Wood LLP (incorporated by reference to Exhibits 99.7 and 99.8 to Amendment No. 4 to the Registration Statement on Form S-3 of SDG&E Funding LLC No. 333-30761)

                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SDG&E FUNDING LLC
                                           (Registrant)


Date: July 7, 1998                By: /s/ James P. Trent
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                                       James P. Trent
                                       Chief Financial Officer and
                                       Chief Accounting Officer